SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004 (July 22, 2004)

Healthcare Realty Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-11852	62-1507028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3310 West End Avenue
Suite 700
Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 269-8175
(Registrant’s Telephone Number, Including Area Code) Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

EX-1.1 UNDERWRITING AGREEMENT
EX-5 OPINION OF WALLER LANSDEN DORTCH & DAVIS
EX-8 TAX OPINION OF STITES & HARBISON, PLLC

Item 5. Other Events.

     On July 22, 2004, Healthcare Realty Trust Incorporated (the “Company”) entered into an Underwriting Agreement with Legg Mason Wood Walker Incorporated, as representatives of the several underwriters named therein (the “Underwriters”) relating to the sale by the Company to the Underwriters of 4,000,000 shares of the Company’s common stock, par value $.01 per share, at a price of $34.57 per share. The proceeds will be used to fund acquisitions and developments and to reduce outstanding indebtedness.

     A registration statement on Form S-3 (Registration No. 333-109306) relating to these securities has been filed with the Securities and Exchange Commission and was declared effective on March 17, 2004. In addition, a registration statement on Form S-3 (Registration No. 333-117590) was filed with the Commission on July 22, 2004 under Rule 462(b) of the Securities Act of 1933 for the purpose of increasing the amount of securities registered under the existing registration statement by 20%.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated July 22, 2004 by and between the Company and the Underwriters

5	Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

8	Tax Opinion of Stites & Harbison, PLLC

23.1	Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibit 5)

23.2	Consent of Stites & Harbison, PLLC (included in Exhibit 8)

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By:	/s/ Scott W. Holmes
Scott W. Holmes,
Senior Vice President and
Chief Financial Officer

Date: July 27, 2004

3

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement dated July 22, 2004 by and between the Company and the Underwriters

5	Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

8	Tax Opinion of Stites & Harbison, PLLC

23.1	Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibit 5)

23.2	Consent of Stites & Harbison, PLLC (included in Exhibit 8)

4